                          QUANTA CAPITAL HOLDINGS LTD.

                        WARRANT TO PURCHASE COMMON SHARES

         THIS WARRANT CERTIFIES THAT, for value received, CPD & ASSOCIATES, LLC, a Delaware limited liability company, or assigns (the "HOLDER"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from QUANTA
CAPITAL HOLDINGS LTD., a Bermuda exempted company (the "COMPANY"), that number of Common Shares of the Company as is equal to one and twenty-five hundredths percent (1.25%) of the sum of (a) the number of issued and outstanding Common
Shares of the Company immediately after the public offering or private placement of securities of the Company, in either case with net proceeds to the Company of at least Two Hundred Million United States Dollars (U.S.$200,000,000) (the
"OFFERING"), plus (b) the number of Option Shares (as defined in the
Purchase/Placement Agreement between the Company and Friedman, Billings, Ramsey
& Co., Inc. relating to the Offering (the "PLACEMENT AGREEMENT")) sold by the
Company pursuant to the Placement Agreement, plus (c) the number of Regulation D
Shares (as defined in the Placement Agreement) issued by the Company at any
Secondary Closing Time (as defined in the Placement Agreement).

         1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

         "EXERCISE PRICE" shall mean Ten United States Dollars (U.S.$10.00) per share, subject to adjustment pursuant to Section 5 below; provided, that at no time shall the Exercise Price be less than the then current par value of any share to be issued pursuant hereto.

         "EXERCISE SHARES" shall mean the number of the Company's Common Shares issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.

         2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time by delivery of the following to the
Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

         (A)      An executed Notice of Exercise in the form attached hereto;

         (B)      Payment of the Exercise Price in cash or by check; and

         (C)      This Warrant.

         Upon the exercise of the rights represented by this Warrant, if applicable, the Company shall use reasonable efforts to complete as quickly as possible the requirements of Section 42A of the Bermuda Companies Act 1981, as
amended (the "BERMUDA ACT") and a certificate or certificates for the Exercise
Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates (and subject to securities law limitations as to any such affiliate and the transfer restrictions contained in the Company's Bye-laws), shall be

issued and delivered to the Holder or the Holder's designee, as the case may be, within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new
Warrant to the Holder, substantially identical hereto, exercisable for the remaining number of Exercise Shares purchasable hereunder.

         The person in whose name any certificate or certificates for Exercise
Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the latest of (i) the date the
Company receives the executed Notice of Exercise, payment of the Exercise Price, if any, and this Warrant; (ii) if applicable, the date the Company has complied with the requirements of Section 42A of the Bermuda Act; and (iii) the date on which the Holder's or designee's name is entered in the Register of Members of the Company, irrespective of the date of delivery of such certificate or certificates.

         2.1 NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Shares is greater than the Exercise Price (at the date of calculation as set forth below), and the Company has complied with the provisions of Section 42A of the
Bermuda Act (or other like statutory provision which may affect the Company's ability to repurchase its Common Shares or to give effect to a cashless exercise of this Warrant), then in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below)
of this Warrant (or the portion thereof being canceled) by surrender of this
Warrant (including that portion of this Warrant in payment of the Exercise Price to effect such cashless exercise) at the principal office of the Company, together with the properly endorsed Notice of Exercise, in which event the
Company shall issue to the Holder a number of Common Shares computed using the following formula:

                           X = Y (A-B)
                               -------
                                  A

         Where    X =      the number of Common Shares to be issued to the
                           Holder

                  Y =      the number of Common Shares purchasable under the
                           Warrant or, if only a portion of the Warrant is being
                           exercised, the portion of the Warrant being canceled
                           (at the date of such calculation)

                  A =      the fair market value of one of the Company's
                           Common Shares (at the date of such calculation)
                           provided, that such fair market value shall not be
                           less than the then current par value of the Company's
                           Common Shares

                  B =      Exercise Price (as adjusted to the date of such
                           calculation)

         For purposes of the above calculation, the fair market value of one of the Company's Common Shares shall be determined by the Company's Board of
Directors in good faith; provided, however, that (a) if there is a public market for the Common Shares, the fair market value per share shall be the per share closing price over the five (5) trading days immediately preceding such calculation as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated
Quotation System) and (b) notwithstanding the foregoing, in the event that this
Warrant is exercised pursuant to this Section 2.1 in connection with the
Company's initial public offering of its Common Shares, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering.

         3.       COVENANTS OF THE COMPANY.

                  3.1 COVENANTS AS TO EXERCISE SHARES. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times hereunder have authorized and reserved, free from preemptive rights, a sufficient number of its Common Shares to provide for the exercise of the rights represented by this Warrant. If the number of authorized but unissued Common Shares shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Common Shares to such number of shares as shall be sufficient for such purposes.

                  3.2 NOTICES OF RECORD DATE. In the event of any taking by the
Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         4.       REPRESENTATIONS OF HOLDER.

                  4.1 ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder
represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

                  4.2      SECURITIES ARE NOT REGISTERED.

                           (A) The Holder understands that the Warrant and the
Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "ACT") on the basis that no distribution or public offering of the shares of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the
Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

                           (B) The Holder recognizes that the Warrant and the
Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.
The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

                           (C) The Holder is aware that neither the Warrant nor
the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

                  4.3      LEGENDED SHARES.

         The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
         1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE,
         PLEDGED OR HYPOTHECATED UNLESS (I) (A) AN EFFECTIVE REGISTRATION
         STATEMENT AS TO THE SECURITIES UNDER THE ACT, OR (B) A WRITTEN OPINION
         OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT
         REQUIRED IS PROVIDED TO THE COMPANY, AND (II) THE TRANSFEREE (A) IS (i)
         AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) OF REGULATION D
         UNDER THE ACT, (ii) A "QUALIFIED INSTITUTIONAL BUYER" (AS THAT TERM IS
         DEFINED IN RULE 144A OF THE ACT), OR (iii) A PERSON ACQUIRING SHARES
         PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE OF THE UNITED STATES
         WITHIN THE MEANING OF REGULATION S UNDER THE ACT AND TO CURRENT OR
         PROPOSED DIRECTORS, OFFICERS AND EMPLOYEES OF THE COMPANY, AND (B) IF
         APPLICABLE, HAS

         OBTAINED THE CONSENT OF THE BERMUDA MONETARY AUTHORITY.

         IN ADDITION, ANY SALE, OFFER FOR SALE, PLEDGE OR HYPOTHECATION OR OTHER
         DISPOSITION OF THE SECURITES REPRESENTED BY THIS CERTIFICATE IS
         RESTRICTED BY, AND THE RIGHTS ATTACHING TO THESE SECURITIES ARE SUBJECT
         TO, THE TERMS AND CONDITIONS CONTAINED HEREIN AND IN THE BYE-LAWS OF
         THE COMPANY, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHICH ARE
         AVAILABLE FOR EXAMINATION BY HOLDERS OF SECURITIES AT THE REGISTERED
         OFFICE OF THE COMPANY.

                 4.4       ACCREDITED INVESTOR STATUS. The Holder is an
"accredited investor" as defined in Regulation D promulgated under the Act.

         5. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF EXERCISE SHARES. In the
event of changes in the outstanding Common Shares of the Company by reason of share dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the
Exercise Price shall be correspondingly adjusted to give the Holder of the
Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

         6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All
Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

         7. REORGANIZATION. In the event of, at any time during the Exercise
Period, any capital reorganization, or any reclassification of the capital shares of the Company (other than a change in par value or from par value to no par value or no par value to par value or as a result of a share dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a merger solely to effect a reincorporation of the Company into another state or any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the shareholders of the Company immediately prior to such consolidation, merge or reorganization, own more than
50% of the voting power of the surviving entity immediately after such consolidation, merger or reorganization), or the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to

any other person (an "Organic Change"), then, as a condition of such Organic
Change, lawful and adequate provisions shall be made by the Company whereby the
Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby.

         8. MARKET STAND-OFF AGREEMENT. Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Shares (or other securities) of the Company held by Holder, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the IPO Registration
Statement (as defined in the Registration Rights Agreement dated the date hereof between the Company, Holder, Friedman, Billings, Ramsey & Co., Inc. and the
other parties named therein). Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the
Company may impose stop-transfer instructions with respect to such Common Shares
(or other securities) until the end of such period. The underwriters of the
Company's shares are intended third party beneficiaries of this Section 8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

         9. NO SHAREHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the
Company.

         10. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

         11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.
Any such new Warrant shall constitute an original contractual obligation of the
Company, whether or not the allegedly lost, stolen, mutilated or destroyed
Warrant shall be at any time enforceable by anyone.

         12. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written

verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to Holder at 9330 Georgetown Pike,
Great Falls, VA 22066 or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

         13. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

         14. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the
State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware without giving effect to conflicts of laws principles.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of September 3, 2003.

                                   QUANTA CAPITAL HOLDINGS LTD.,
                                      a Bermuda exempted company

                                   By:/s/ Tobey J. Russ
                                      -----------------

                                   Name: Tobey J. Russ

                                   Title: President and Chief Executive Officer

                                   Address: 44 Church St., Hamilton, Bermuda

                               NOTICE OF EXERCISE

TO:  QUANTA CAPITAL HOLDINGS, LTD.

         (1) [ ] Payment. The undersigned hereby elects to purchase ________
Common Shares of QUANTA CAPITAL HOLDINGS LTD. (the "COMPANY") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

             [ ] Net Exercise. The undersigned hereby elects to purchase
________ Common Shares of QUANTA CAPITAL HOLDINGS LTD. (the "COMPANY") pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

         (2) Please issue a certificate or certificates representing said Common
Shares in the name of the undersigned or in such other name as is specified below:

                                         ------------------------
                                                 (Name)

                                         ------------------------

                                         ------------------------
                                                (Address)

         (3) The undersigned represents that (i) the aforesaid Common Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares;
(ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company;
(iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the Common Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), by reason of a specific exemption from the registration provisions of the
Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Common Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Common Shares unless and until there is then in effect a registration statement under the Securities
Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the
Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

-----------------------------                     ------------------------------
(Date)                                                      (Signature)

                                                  ------------------------------
                                                             (Print name)

                                 ASSIGNMENT FORM

              (To assign the foregoing Warrant, execute this form
              and supply required information. Do not use this form
              to purchase shares.)

         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Address:
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                                 (Please Print)

Dated:  __________, 20__

Holder's
Signature:
          ------------------------------------------------

Holder's
Address:
          ------------------------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.